oFTIT STKSAI

                          SUPPLEMENT DATED JULY 1, 1998
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                    FRANKLIN TEMPLETON INTERNATIONAL TRUST
                               DATED MARCH 1, 1998

As of July 1, 1998, the Templeton Foreign Smaller Companies Fund offers three classes of shares: Templeton Foreign Smaller Companies Fund - Class I, Templeton Foreign Smaller Companies Fund - Class II and Templeton Foreign Smaller Companies Fund - Advisor Class. The Statement of Additional Information is amended as follows to reflect this and other changes:

I. The first sentence of the third paragraph on the cover is revised as follows:

This SAI describes each Fund's Class I and Class II shares.

II. The following is added to the section "Officers and Trustees":

   As of June 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 134 shares of the Pacific Fund - Class I, 3,020 shares of Smaller Companies Fund
   - Class I, 0 shares of Pacific Fund - Advisor Class and 1,266 shares of Smaller Companies Fund - Advisor Class, or less than 1% of the total outstanding Class I and Advisor Class shares of each Fund.

III. The first paragraph in the section "The Rule 12b-1 Plans" under the "The Fund's Underwriter" is replaced with the following paragraph:

   Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

IV. The two paragraphs in the section "The Rule 12b-1 Plans - The Class II Plan" under "The Fund's Underwriter" are replaced with the following:

   THE CLASS II PLAN. Under the Class II plan, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

   Under the Class II plan, the Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

V. The following is added to the section "Miscellaneous Information":

   As of June 2, 1998, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS              SHARE AMOUNT           PERCENTAGE
PACIFIC FUND -
ADVISOR CLASS
Trust Company as trustee       71,870.555            72.56%
for ValuSelect -
Resources Profit Sharing Plan
P.O. Box 2438
Rancho Cordova, CA
95741-2438

VI. The following term and definition is revised under the section "Useful Terms and Definitions":

   CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.